UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2007

THE ALLSTATE CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

2775 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.03.  Material Modification to Rights of Security Holders.

Amendments to the Registrant’s Restated Certificate of Incorporation to eliminate the supermajority vote requirements were approved at its annual stockholders meeting.   The amendments became effective on May 17, 2007 when they were filed with the Secretary of State of Delaware.  The Registrant’s Restated Certificate of Incorporation was restated to reflect the amendments and became effective when it was filed with the Secretary of State of Delaware on May 17, 2007

The amendment to Article Sixth changes the percentage of votes required for stockholders to amend the bylaws from the affirmative vote of 66 2/3% of the outstanding shares to a majority of the outstanding shares.

The amendment to Article Seventh changes the percentage of votes required for stockholders to remove a director, with or without cause, from the affirmative vote of 66 2/3% of the outstanding shares to a majority of the outstanding shares, and deletes the provision requiring the affirmative vote of 66 2/3% of the outstanding shares to change Article Seventh.

This foregoing description of the amendments is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation attached as Exhibit 3(i), which is incorporated herein by reference.

Item 8.01.  Other Events

•                  Hurricane Katrina Claims in Mississippi

•                  The Registrant has received a subpoena from a U.S. Grand Jury sitting in the Southern District of Mississippi. The subpoena is part of an ongoing investigation into the insurance industry’s handling of Hurricane Katrina claims in Mississippi. The Registrant is working with the U.S. Attorney’s office regarding Registrant’s efforts to comply with the subpoena. The Registrant remains confident in its claim settlement practices following Hurricane Katrina and is committed to resolving all claims fairly and appropriately.

•                 Information Required in Registration Statement

In order to remove extraneous and outdated information and to clarify the description of its securities, the registrant amends its General Form for Registration of Securities Pursuant to Section 12(b) of the Securities Exchange Act of 1934 on Form 10 (the “Registration”) by amending and restating Item 11 to read as follows:

Item 11.  Description of Registrant’s Securities to be Registered.

The Allstate Corporation is incorporated in the State of Delaware. The following description is qualified in its entirety by reference to the relevant provisions of Delaware law and Allstate’s restated certificate of incorporation and by-laws, which govern the rights of Allstate stockholders.

Authorized Capital Stock

As of April 30, 2007, the authorized capital stock of Allstate was 2,025,000,000 shares. Those shares consisted of:

•                  25,000,000 shares of preferred stock, par value of $1.00 per share, none of which were issued and outstanding; and

•                  2,000,000,000 shares of common stock, par value of $0.01, of which 900,000,000 were issued and 607,408,065 were outstanding.

Common Stock

Outstanding shares of Allstate common stock are listed on the New York Stock Exchange and the Chicago Stock Exchange under the ticker symbol “ALL.” Common stockholders may receive dividends as and when declared by the Allstate board of directors. Dividends may be paid in cash, stock or other form.

In certain cases, common  stockholders may not receive dividends until obligations of any preferred stockholders have been satisfied. All outstanding shares of common stock are fully paid and non-assessable. Each share of common stock is entitled to one vote for each nominee in the election of directors and one vote on each other matter. Common stockholders are not entitled to preemptive or cumulative voting rights. Common stockholders will be notified of any stockholders’ meeting in accordance with applicable law. If Allstate liquidates, dissolves, or winds-up its business, common stockholders will share equally in the assets remaining after creditors and preferred stockholders are paid.

Preferred Stock

The following description of the terms of the preferred stock sets forth certain general terms and provisions of the Allstate authorized preferred stock.

The Allstate board of directors can, without approval of the stockholders, issue one or more series of preferred stock. The Allstate board can also determine the number of shares of each series and the rights, preferences and limitations of each series including the dividend rights, voting rights, conversion rights, redemption rights and any liquidation preferences of any wholly unissued series of preferred stock, the number of shares constituting each series and the terms and conditions of issue. In some cases, the issuance of preferred shares could delay a change in control of Allstate and make it harder to remove present management. Under certain circumstances, preferred stock could also restrict dividend payments to holders of common stock.

No series of preferred stock is currently authorized for issuance by the Allstate board.

Stockholder Voting Requirements

Directors are elected if they receive the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present.  A majority of votes cast means the number of shares voted “FOR” a director exceeds 50% of the votes cast with respect to that director’s election.  Votes cast shall include votes to withhold authority in each case and exclude abstentions.

Except as otherwise provided in Allstate’s certificate of incorporation or in its bylaws or as required by law, all other matters can be approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter.

Change in Control

Some provisions of Allstate’s certificate of incorporation and by-laws are designed to enhance or have the effect of enhancing the ability of the Allstate board of directors, and ultimately the stockholders, to negotiate with potential acquirers from a strong position and to protect stockholders against unfair or unequal treatment in an attempt to acquire Allstate. However, these provisions could have the effect of delaying, deferring or preventing a change in control of Allstate or could operate with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of Allstate’s assets or its liquidation. The following is a summary of those provisions.

•                  Allstate’s by-laws require prior notice of any business that a stockholder intends to bring before an annual stockholders meeting.

•                  Allstate’s by-laws do not allow stockholders to call special stockholder meetings. They provide that special meetings of stockholders may be called at any time by the chairman of the board and shall be called by the chairman of the board at the written request of a majority of the board of directors.

•                  Stockholders may not act by written consent. All actions required or permitted to be taken by the stockholders must be taken only at an annual or special meeting of stockholders.

•                  Delaware law generally prohibits an interested stockholder (under Delaware law, a stockholder owning 15% or more of a public Delaware corporation’s outstanding voting stock) from engaging in business combinations involving the corporation during the three years after the date the person became an interested stockholder unless, among other things:

•                  Prior to such date, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•                  Upon the completion of the transaction that resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock outstanding at the time the transaction commenced; or

•                  At or after such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Such prohibition, however, does not apply if a stockholder becomes an interested stockholder inadvertently and as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder and, except for inadvertently becoming an interested stockholder, was not an interested stockholder in the three years prior to completion of the business combination.

These business combinations include mergers, consolidations, sales of assets and transactions benefiting the interested stockholder. Allstate has not opted out of these provisions of Delaware law.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

Number	Description

3(i)	Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Mary J. McGinn
Name: Mary J. McGinn
Title: Secretary and Deputy General Counsel

Date: May 18, 2007

EXHIBIT INDEX

Exhibit No.	Description
3(i)	Restated Certificate of Incorporation of The Allstate Corporation